Benefit Plans (Net Periodic Benefit Cost (Income)) (Details) - Pension [Member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Service cost	$ 3.7	$ 3.7	$ 6.1
Interest cost	11.8	14.9	13.8
Expected return on assets	(18.6)	(20.1)	(21.2)
Actuarial gain / (loss)	1.0	4.2	6.4
Prior service cost	6.1	1.3	0.9
Net Periodic benefit cost / (income) before adjustments	$ 4.0	$ 4.0	$ 6.0
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Discount Rate	3.33%	4.35%	3.66%
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Expected Long-term Rate of Return on Plan Assets	5.60%	6.25%	6.25%